SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 4) - USD ($)	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current Liabilities
Accounts Payable		$ 105,493	$ 55,756
Deferred Revenue	$ 506,434	91,775	779,128
Credit Cards		7,950	0
Lease Liability Current Portion	126,468	171,757	181,199
Sales Tax Liability	15,456	15,456	12,665
Total Current Liabilities	850,347	392,431	1,028,749
Total Long Term Liabilities	579,779	907,013	1,169,373
Total Liabilities	$ 1,430,126	$ 1,299,444	$ 2,198,122